                                                                    EXHIBIT 99.1

                              The St. Joe Company
                  Pro Forma Consolidated Financial Statements


The following unaudited pro forma consolidated balance sheet is based upon the historical consolidated balance sheet of the Company as of June 30, 2000 as if the Company had completed the spin-off of Florida East Coast Industries, ("FLA") as of that date. The following unaudited pro forma consolidated statements of income of the Company are based upon the historical consolidated statements of income for the six-month period ended June 30, 2000 and the year ended December 31, 1999. These statements are presented as if the Company had effected the spin-off as of January 1, 1999. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's annual report filed on Form 10-K for the year ended December 31, 1999, and Form 10-Q for the period ended June 30, 2000.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations of the Company would have been at June 30, 2000 or December 31, 1999 assuming the transaction had been completed as set forth above, nor does it purport to represent the financial position or results of the Company in the future periods.

                              THE ST. JOE COMPANY
                      Pro Forma Consolidated Balance Sheet
                                 June 30, 2000
                                  (Unaudited)
                                 (In thousands)


                                                                Spin-off of       Other
                                                  Historical       FLA(a)      Adjustments              Pro Forma
                                                  ----------    -----------    -----------              ---------
             ASSETS
Current assets:
  Cash and cash equivalents                       $   80,699      (12,460)        (2,677)(b),(c)          65,562
  Short-term investments                              89,862      (55,299)             -                  34,563
  Accounts receivable                                 45,262      (26,922)             -                  18,340
  Inventory                                            5,258       (4,651)             -                     607
  Other assets                                        10,373       (5,433)         1,000                   5,940
                                                  ----------     --------         ------                --------
    Total current assets                             231,454     (104,765)        (1,677)                125,012

Investments and other assets:
  Marketable securities                              118,375         (951)             -                 117,424
  Investment in unconsolidated affiliates             83,431      (15,392)             -                  68,039
  Prepaid pension asset                               68,271            -              -                  68,271
  Goodwill                                           137,623            -              -                 137,623
  Other assets                                        27,343      (16,149)             -                  11,194
                                                  ----------     --------         ------                --------
    Total investment and other assets                435,043      (32,492)             -                 402,551


Investment in real estate                            822,499     (417,066)             -                 405,433
Property, plant & equipment, net                     449,969     (402,417)             -                  47,552
                                                  ----------     --------         ------                --------
    Total assets                                  $1,938,965     (956,740)        (1,677)                980,548
                                                  ==========     ========         ======                ========

   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                $   50,142      (18,998)             -                  31,144
  Accrued liabilities                                 77,567      (45,969)             -                  31,598
  Income tax payable (receivable)                      4,553       (5,379)         1,668(b)                  842
  Current portion of long-term debt                   43,084            -              -                  43,084
                                                  ----------     --------         ------                --------
    Total current liabilities                        175,346      (70,346)         1,668                 106,668

Reserves and other liabilities                        20,460      (12,671)             -                   7,789
Deferred income taxes                                274,979     (134,031)        (9,608)                131,340
Long-term debt                                       209,707            -              -                 209,707
Minority interest in consolidated subsidiaries       343,932     (341,326)             -                   2,606
                                                  ----------     --------         ------                --------
    Total liabilities                              1,024,424     (558,374)        (7,940)                458,110


Stockholders' Equity:
  Common stock, no par value; 180,000,000 shares
  authorized; 91,697,811 issued and outstanding       13,131            -              -                  13,131
  Accumulated other comprehensive income              70,314            -              -                  70,314
  Retained earnings                                  992,623     (398,366)         6,263(b),(c),(d)      600,520
  Restricted stock deferred compensation              (2,910)           -              -                  (2,910)
  Treasury stock, 6,715,339 shares, at cost         (158,617)           -              -                (158,617)
                                                  ----------     --------         ------                --------
    Total stockholders' equity                       914,541     (398,366)         6,263                 522,438
                                                  ----------     --------         ------                --------
    Total liabilities and stockholders' equity    $1,938,965     (956,740)        (1,677)                980,548
                                                  ==========     ========         ======                ========


See accompanying notes to pro forma consolidated balance sheet.

                              The St. Joe Company
                 Notes to Pro Forma Consolidated Balance Sheet
                                 June 30, 2000
                                  (Unaudited)
                                 (In thousands)


(a) Effective October 9, 2000, the Company completed its tax-free pro-rata spin-off of its 54% equity interest in Florida East Coast Industries, Inc. ("FLA") to the Company's shareholders. The June 30, 2000 historical balance sheet included FLA on a consolidated basis. This pro forma adjustment represents the deconsolidation and dividend distribution of the Company's 54% equity interest in FLA. The adjustment also includes the add-back of intercompany transactions between the Company and FLA, which were formerly eliminated in consolidation. The intercompany transactions primarily relate to management and development fees paid to the Company by FLA, of which $2,280 was capitalized to investment in real estate and other assets owned by FLA and $2,280 was recorded as an increase in retained earnings of the Company.

(b) In contemplating the spin-off, the Company and FLA entered into an Amended and Restated Master Agreement, which provides for several property management and development service agreements between the two companies. In consideration of FLA's execution of the Amended and Restated Master Agreement, the Company will pay to FLA the sum of $6,000 in three annual installments, the first installment being due on the effective date of the spin-off. Each annual installment will be amortized to expense over the one-year period following the date of payment. The first installment of $2,000 has been included as a reduction of cash, $1,000 of which has been prepaid and $615 of which reduces the Company's retained earnings, net of a corresponding tax benefit of $385. In addition, in consideration of the abandonment by the Company of its entitlement to become a 50% joint venture partner in certain properties previously agreed to between the Company and FLA, FLA will pay to the Company the sum of $5,323 on the effective date of the spin-off. Such amount is presented as an increase in cash and retained earnings of the Company, net of a corresponding tax expense of $2,053.

(c) The estimated costs related to the spin-off transaction total approximately $6,000 and include investment banker's, legal and tax advisory fees. This amount is presented as a decrease in cash and retained earnings of the Company. There is no corresponding tax effect as the items are not tax deductible.

(d) The Company has recorded a deferred tax liability of $9,608 related to undistributed earnings from FLA during the Company's period of ownership. This deferred tax liability is reversed through operations as of the effective date of the spin-off.

                              THE ST. JOE COMPANY
                   Pro Forma Consolidated Statement of Income
                         Six Months Ended June 30, 2000
                                  (Unaudited)
                   (in thousands, except for per share data)


                                                    Spin-off of       Other
                                    Historical        FLA (a)      Adjustments        Pro Forma
                                    ------------------------------------------        ----------
Operating revenues                  $  433,044         (129,362)            --           303,682

Expense:
  Operating expenses                   324,177          (87,866)         1,000(b)        237,311
  Corporate expense, net                11,678               --             --            11,678
  Depreciation and amortization         28,436          (18,238)            --            10,198
                                    ------------------------------------------        ----------
    Total expenses                     364,291         (106,104)         1,000           259,187
                                    ------------------------------------------        ----------

    Operating profit                    68,753          (23,258)        (1,000)           44,495
                                    ------------------------------------------        ----------

Other income (expense):
  Investment income                      8,137           (4,435)            --             3,702
  Interest expense                      (4,941)           1,087             --            (3,854)
  Other, net                             3,341             (769)            --             2,572
                                    ------------------------------------------        ----------
    Total other income                   6,537           (4,117)            --             2,420
                                    ------------------------------------------        ----------

Income before income taxes
 and minority interest                  75,290          (27,375)        (1,000)           46,915

Income tax expense                      29,376           (9,673)        (1,056)(b)(c)     18,647
Minority interest                        8,328           (8,216)            --               112
                                    ------------------------------------------        ----------

    Net income                      $   37,586           (9,486)            56            28,156
                                    ==========================================        ==========

EARNINGS PER SHARE
Basic:                                    0.44                                              0.33
Diluted:                                  0.43                                              0.32

Weighted average shares outstanding
Basic:                                  85,167                                            85,167
Diluted:                                86,730                                            86,730

See accompanying notes to pro forma consolidated statement of income.

                              THE ST. JOE COMPANY
                   Pro Forma Consolidated Statement of Income
                          Year Ended December 31, 1999
                                  (Unaudited)
                   (In thousands, except for per share data)


                                                          Spin-off of         Other
                                          Historical        FLA(a)         Adjustments         Pro Forma
                                          ----------      -----------      -----------         ---------
Operating revenues                        $  750,412        (321,358)               --           429,054

Expenses:
  Operating expenses                         589,588        (229,269)            2,000(b)        362,319
  Corporate expense                           16,361              --                --            16,361
  Depreciation and amortization               49,368         (32,867)               --            16,501
  Impairment losses                            7,162              --                --             7,162
                                          ----------      ----------       -----------         ---------
    Total expenses                           662,479        (262,136)            2,000           402,343
                                          ----------      ----------       -----------         ---------
    Operating profit                          87,933         (59,222)           (2,000)           26,711
                                          ----------      ----------       -----------         ---------

Other income:
  Investment income                           13,006          (5,901)               --             7,105
  Gains on sales and                          15,360              --                --            15,360
  Other, net                                   4,544            (680)               --             3,864
                                          ----------      ----------       -----------         ---------
    Total other income                        32,910          (6,581)               --            26,329
                                          ----------      ----------       -----------         ---------

Income from continuing
 operations before income
 taxes and minority
 interest                                    120,843         (65,803)           (2,000)           53,040
                                          ----------      ----------       -----------         ---------

Income tax expense                            23,961         (25,231)           (2,320)(b),(c)    (3,590)
Minority interest                             19,243         (18,742)               --               501
                                          ----------      ----------       -----------         ---------

Income from continued operations              77,639         (21,830)              320            56,129
                                          ----------      ----------       -----------         ---------

Income from discontinued
 operations:
  Earnings from discontinued                   5,364              --                --             5,364
  Gain on sale of discontinued                41,354              --                --            41,354
                                          ----------      ----------       -----------         ---------
    Net income                            $  124,357         (21,830)              320           102,847
                                          ==========      ==========       ===========         =========

EARNINGS PER SHARE
Basic:
  Income from continued                   $     0.89                                           $    0.64
  Earnings from discontinued                    0.06                                                0.06
  Gain on sale of discontinued                  0.47                                                0.47
                                          ----------                                           ---------
    Net income                            $     1.42                                           $    1.17
                                          ==========                                           =========

Diluted:
  Income from continued                   $     0.88                                           $    0.63
  Earnings from discontinued                    0.06                                                0.06
  Gain on sale of discontinued                  0.46                                                0.46
                                          ----------                                           ---------
    Net income                            $     1.40                                           $    1.15
                                          ==========                                           =========

Weighted average shares outstanding
 Basic:                                       87,691                                              87,691
 Diluted:                                     88,553                                              88,553


See accompanying notes to pro forma consolidated statement of income.

                              The St. Joe Company
              Notes to Pro Forma Consolidated Statements of Income
                  For the Six Month Period Ended June 30, 2000
                      and the Year Ended December 31, 1999
                                  (Unaudited)
                                 (In thousands)

(a) This pro forma adjustment represents the deconsolidation of the revenues and expenses, including minority interest and income tax expense, attributable to FLA for the related period. These amounts are removed from the Company's historical balances to reflect the spin-off as if it occurred on January 1, 1999. The adjustment also includes the add-back of intercompany transactions between the Company and FLA, which were formerly eliminated in consolidation. The intercompany transactions primarily relate to asset management fees and management fees expenses between the Company and FLA. The resulting additions to operating revenues for the six months ended June 30, 2000 and the year ended December 31, 1999 totaled $1,482 and $3,374, respectively. The resulting additions to operating expenses for the six months ended June 30, 2000 and the year ended December 31, 1999 totaled $1,309 and $3,164, respectively.

(b) As previously discussed in note (b) of the Notes to Pro Forma Consolidated Balance Sheet, in consideration of FLA's execution of the Amended and Restated Master Agreement, the Company will pay to FLA the sum of $6,000 in three annual installments, with each installment to be amortized to management fee expense over the subsequent one-year period. Included in the six months and year ended pro forma statements of income, are management fee expenses of $1,000 and $2,000 and related tax benefits of $386 and $772, respectively, related to the amortization of such payments.

(c) This adjustment represents the reversal of deferred tax expense previously recorded for the undistributed earnings of FLA, which totaled $670 and $1,548, respectively, during the six months ended June 30, 2000 and the year ended December 31, 1999.